NEWS RELEASE


                                                CONTACT FOR FURTHER INFORMATION:
                                                    JB Oxford Investor Relations
                                                                  (310) 385-2181
                                                                     ir@jboc.com
--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE
August 16, 2004

               JB OXFORD REPORTS SECOND QUARTER FINANCIAL RESULTS

LOS ANGELES - August 16, 2004 - JB Oxford Holdings, Inc. (Nasdaq: JBOH), which through its JB Oxford & Company subsidiary is a leading provider of discount brokerage services to clients nationwide, and National Clearing Corp subsidiary provider of correspondent clearing services, reports results for the second quarter ended June 30, 2004.

      On June 4, 2004, the Company signed an asset purchase agreement with Ameritrade, Inc., a subsidiary of Ameritrade Holding Corporation, to sell the online retail accounts of JB Oxford & Company ("JBOC"), a subsidiary of JB
Oxford Holdings, Inc. for up to $26 million in cash, subject to certain adjustments and an escrow. In addition, the Company is actively seeking a buyer for its correspondent clearing operation. The sale of both these asset groups is expected to take place prior to the end of the year. These asset groups are the brokerage operations (both clearing and retail brokerage segments) of the Company and provide substantially all of its operating revenues. These asset groups have also met the criteria defined by SFAS No. 144 to be reported as discontinued operations.

      The brokerage assets and related liabilities have been reclassified and reported as assets and liabilities held for sale. No impairment of value has been recognized, as management currently believes the carrying value, less any costs to sell, of these assets will be fully recoverable from the proceeds of the sale. Additionally, the Company has no plan of liquidation nor is it the current intention of management to liquidate the Company. The Company will have cash to address its various legal and ongoing business matters following the sale.

FINANCIAL RESULTS

      Brokerage Revenues totaled $8.1 million in this year's first half, compared with $9.9 million a year ago. Commission revenue was $4.0 million in the first half versus $4.1 million in the year-ago first half. First half interest revenue was $2.6 million, compared with $2.8 million in 2003, due to lower customer margin balances. Trading revenue was $211,000 in the first half 2004 versus $1.3 million a year ago. Revenue from clearing and execution was $1.2 million in the first half 2004 versus $1.4 in the year-ago period.

      Brokerage expenses were $10.7 million in the first half 2004, versus $12.4 million a year ago. First half losses from discontinued operations (excluding taxes) totaled $2.6 million or ($1.42) per share in 2004 versus a loss of $2.0 million or ($1.30) per share in 2003. The first half net loss totaled $4.0 million or ($2.18) per share in 2004 versus a net loss of $2.5 million or ($1.64) per share in 2003. Common stock equivalents have been excluded from fully diluted earnings per share computations, as inclusion would reduce loss per share or be antidilutive.

ABOUT JB OXFORD HOLDINGS, INC.

      JB Oxford Holdings, Inc. through its JB Oxford & Company and National Clearing Corp subsidiaries provides discount and online brokerage services all in one friendly place, as well as clearing and execution services for correspondent brokerage firms. The company's one-stop financial destination at www.jboxford.com was developed to be the easiest, most complete way for consumers to manage their money. The site features online trading, robust stock screening and portfolio tracking tools as well as up-to-the-minute market commentary and research from the world's leading content providers. JB Oxford has branches in New York, Minneapolis and Los Angeles.

      This press release contains statements that are forward-looking and comments on market conditions, revenue growth, expense management, and outlook. Any number of conditions may occur which would affect important factors in this analysis and materially change expectations. These factors include, but are not limited to, known and unknown risks, customer trading activity; changes in technology; success of cost-containment programs; ability to successfully identify, negotiate, close and integrate acquisitions; shifts in competitive patterns; decisions with regard to products and services; changes in revenues and profits; and significant changes in the market environment. For a description of the foregoing and other factors, investors and others should refer to the company's filings with the U.S. Securities and Exchange Commission, including its annual report on Form 10-K for the year ended Dec. 31, 2003; its quarterly reports on Form 10-Q; and other periodic filings. JB Oxford undertakes no obligation to update the forward-looking statements contained herein to reflect changed events or circumstances after today's date.

                             FINANCIAL TABLES FOLLOW

                            JB OXFORD HOLDINGS, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                   (UNAUDITED)

                                             For The Three Months Ended      For The Six Months Ended
                                                     June 30,                       June 30,
                                               2004          2003             2004           2003
                                          -----------     -----------     -----------     -----------
Revenues:
   Interest                               $    57,864     $    58,407     $   115,787     $   116,755
   Other                                           --           9,954              --          10,110
                                          -----------     -----------     -----------     -----------
     Total revenues                            57,867          68,361         115,787         126,865
                                          -----------     -----------     -----------     -----------
Expenses:
   General and administrative                 574,700         433,602         894,895         726,261
   Interest                                   160,889         161,123         321,778         322,247
   Depreciation and amortization              128,771          63,781         272,341         139,271
                                          -----------     -----------     -----------     -----------
     Total expenses                           863,696         658,506       1,489,014       1,187,700
                                          -----------     -----------     -----------     -----------
   Loss from continuing operations
    before income taxes                      (805,829)       (590,145)     (1,373,227)     (1,060,835)

     Income tax expense (benefit)               5,700        (476,344)          6,100        (550,211)
                                          -----------     -----------     -----------     -----------

   Net loss from continuing operations       (811,529)       (113,801)     (1,379,327)       (510,624)

   Loss from discontinued operations         (951,797)     (1,672,676)     (2,575,432)     (1,957,124)
                                          -----------     -----------     -----------     -----------
   Net loss                               $(1,763,326)    $(1,786,477)    $(3,954,759)    $(2,467,748)
                                          ===========     ===========     ===========     ===========
Basic net loss per share:
   From continuing operations             $     (0.44)    $     (0.08)    $     (0.76)    $     (0.34)
   From discontinued operations                 (0.52)          (1.11)          (1.42)          (1.30)
     Basic net loss per share
                                                (0.96)          (1.19)          (2.18)          (1.64)
Diluted net loss per share: (a)
   From continuing operations             $     (0.44)    $     (0.08)    $     (0.76)    $     (0.34)
   From discontinued operations                 (0.42)          (1.11)          (1.42)          (1.30)
     Diluted net loss per share
                                                (0.96)          (1.19)          (2.18)          (1.64)
  Weighted average number of shares
      Basic                                 1,841,749       1,506,695       1,814,256       1,506,434
      Diluted                               3,873,951       3,538,635       3,846,239       3,538,525

----------

      (a) Common stock equivalents have been excluded for the earnings per share computation, as inclusion would reduce loss per share or be antidilutive.

                            JB OXFORD HOLDINGS, INC.

                      STATEMENTS OF DISCONTINUED OPERATIONS

                                   (UNAUDITED)

                                         For the three months ended        For the six months ended
                                                  June 30,                        June 30,
                                     -----------------------------     -----------------------------
                                         2004             2003              2004             2003
                                     ------------     ------------     ------------     ------------
Revenues
     Commissions                     $  1,749,442     $  2,119,434     $  4,035,980     $  4,132,050
     Interest                           1,356,651        1,348,470        2,632,447        2,812,434
     Trading                              181,211          707,196          211,786        1,268,188
     Clearing                             627,419          647,526        1,186,763        1,436,909
     Other                                 45,602          155,199           64,010          259,068
                                     ------------     ------------     ------------     ------------
         Total revenues                 3,960,325        4,977,825        8,130,986        9,908,646
                                     ------------     ------------     ------------     ------------
Expenses
     Salaries                           1,523,796        1,687,901        2,959,932        3,560,914
     Clearing                             228,975          260,747          495,636          516,130
     Communications                       487,872          515,515        1,076,287        1,056,474
     Occupancy                            661,746          988,929        1,467,669        2,024,439
     Interest                             101,865          156,974          198,096          329,345
     Data processing                      502,782          578,412        1,172,784        1,104,532
     Professional                         779,329          440,712        1,854,936          910,594
     Promotional                           49,943           53,141          138,333          118,973
     Bad Debts                             16,697           19,499           38,735           35,077
     Other                                554,717        2,261,671        1,297,810        2,768,814
                                     ------------     ------------     ------------     ------------
         Total expenses                 4,907,722        6,963,501       10,700,218       12,425,292
                                     ------------     ------------     ------------     ------------
Loss before taxes                        (947,397)      (1,985,676)      (2,569,232)      (2,516,646)
Income tax expense (benefit)                4,400         (313,000)           6,200         (559,522)
                                     ------------     ------------     ------------     ------------
Loss from discontinued operations    $   (951,797)    $ (1,672,676)    $ (2,575,432)    $ (1,957,124)
                                     ============     ============     ============     ============

                            JB OXFORD HOLDINGS, INC.

                      SELECTED CONSOLIDATED BALANCE SHEETS

                                                                   June.30, 2004    Dec. 31, 2003
                                                                    (unaudited)        (audited)
                                                                   -------------     -------------
Assets
  Cash and cash equivalents                                        $   2,966,616     $   6,897,970
  Cash and securities purchased under agreements to resell,
      segregated under federal and other regulations                          --       130,748,572
  Receivable from broker-dealers and clearing organizations                   --        29,337,358
  Receivable from customers                                                   --        78,372,056
  Other receivables                                                      270,953         2,139,865
  Marketable securities owned, at market value                                --           432,060
  Note receivable                                                      2,500,000         2,500,000
  Assets held for sale                                               230,640,443                --
  Furniture, equipment and leasehold improvements                        155,006         2,195,783
  Clearing deposits                                                           --         6,542,595
  Intangible assets                                                           --         2,957,837
  Other assets                                                           123,665           780,771
                                                                   -------------     -------------
   Total assets                                                    $ 236,656,683     $ 262,904,867
                                                                   =============     =============
Liabilities and shareholders' equity
  Liabilities
    Payable to broker-dealers and clearing organizations           $          --     $  40,331,755
    Payable to customers                                                      --       195,340,295
    Securities sold, not yet purchased; at market value                       --         1,957,909
    Liabilities associated with assets held for sale                 215,974,143                --
    Accounts payable and accrued liabilities                           4,300,218         5,436,675
    Loans from shareholders                                            5,418,696         5,418,696
    Notes payable                                                      3,375,486         3,458,819
                                                                   -------------     -------------
  Total liabilities                                                  229,068,543       251,944,149
                                                                   -------------     -------------
  Commitments and contingent liabilities
  Shareholders' equity
    Common stock ($.01 par value 100,000,000 shares authorized;
       1,888,743 and 1,756,499 shares issued)                             18,887            17,565
    Additional paid-in capital                                        18,504,430        18,039,086
    Retained deficit                                                 (10,021,976)       (5,425,090)
    Treasury stock (46,994 and 83,244 shares, at cost)                  (913,201)       (1,670,843)
                                                                   -------------     -------------
  Total shareholders' equity                                           7,558,140        10,960,718
                                                                   -------------     -------------
  Total liabilities and shareholders' equity                       $ 236,656,683     $ 262,904,867
                                                                   =============     =============

                            JB OXFORD HOLDINGS, INC.

                              ASSETS HELD FOR SALE

                                  JUNE 30, 2004

Cash and cash equivalents segregated under federal and other regulations $109,735,626 Receivable from broker-dealer and clearing organizations 16,723,557 Receivable from customers (net of allowance for doubtful accounts of
   $2,820,040 and $2,781,305)                                              92,472,635
 Other receivable                                                             553,785
 Marketable securities owned at market value                                  876,298
 Furniture, equipment, and leasehold improvements (at cost net of
   accumulated depreciation and amortization of $4,220,389)                 1,646,635
 Clearing deposits                                                          5,132,592
 Intangible assets (net of accumulated amortization of $4,031,264)          2,503,251
 Other assets                                                                 996,064
                                                                        -------------

   Total assets held for sale                                           $ 230,640,443
                                                                        =============

 Payable to broker-dealer and clearing organizations                      (35,185,890)
 Payable to customers                                                    (180,786,869)
 Securities sold, not yet purchased at market value                            (1,384)
                                                                        -------------

   Total liabilities associated with assets held for sale               $ 215,974,143
                                                                        =============